CERTIFICATION
                          Pursuant to Section 906
                    of the Sarbanes-Oxley Act of 2002


         The undersigned, the CEO of the AmerindoFunds (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2003 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 24, 2003


                                          /s/Alberto W. Vilar
                                          -------------------
                                          Alberto W. Vilar